Exhibit 99.2

MERTZCO, INC.
(D/B/A CARDCONNECT)

AUDITED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2016

CONTENTS

PAGE

Basic Financial Statements

Independent Auditors' Report	1

Balance Sheet	2

Statement of Income	3

Statement of Changes in Stockholder's Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 10

1707 N. Randall Rd., Suite 200 ■ Elgin, Illinois 60123

847.888.8600 Fax: 847.888.0635 ■ www.muellercpa.com

INDEPENDENT AUDITORS' REPORT

Board of Directors

MertzCo, Inc.

Elgin, Illinois

Report on the Financial Statements

We have audited the accompanying financial statements of MertzCo, Inc. (d/b/a CardConnect), which comprise the balance sheet as of December 31, 2016, and the related statements of income, changes in stockholder's equity and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MertzCo, Inc. as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Elgin, Illinois

March 29, 2017

Certified Public Accountants ■ Business Advisors

Offices in Elgin and Chicago

MERTZCO, INC.

BALANCE SHEET

DECEMBER 31, 2016

ASSETS

Current assets:
Cash	$127,925
Accounts receivable	672,126
Prepaid expenses	44,917

Total current assets	844,968

Property and equipment:
Office furniture and fixtures	140,429
Vehicle	10,016
Computers and equipment	53,285
Leasehold improvements	301,457
505,187
Less accumulated depreciation and amortization	(203,739)
301,448
Other assets -
Intangible assets	2,123
$1,148,539

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable	$10,445
Credit cards payable	1 9,396
Accrued expenses	331,117
Related party payable	93,061
Income taxes payable	31,480
Current portion of deferred rent	206

Total current liabilities	485,705

Long-term liabilities -
Deferred rent, net of current portion	9,871

Stockholder's equity:
Common stock, no par value; authorized 10,000 shares, 100 shares issued and outstanding	-
Additional paid-in capital	10,116
Retained earnings	642,847
652,963
$1,148,539

The accompanying notes are an integral part of the financial statements.

MERTZCO, INC.

STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2016

	AMOUNT	% OF SALES
Sales	$6,172,391	100.0
Cost of sales	2,526,176	40.9
Gross profit	3,646,215	59.1
Selling and administrative expenses	1,488,059	24.1
Net income before income taxes	2,158,156	35.0
Income tax expense	27,485	0.4
Net income	$2,130,671	34.6

The accompanying notes are an integral part of the financial statements.

MERTZCO, INC.

STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

YEAR ENDED DECEMBER 31, 2016

	COMMON STOCK	ADDITIONAL PAID-IN CAPITAL	RETAINED EARNINGS	TOTAL
Balance, January 1, 2016	$-	10,116	316,113	326,229
Net income	-	-	2,130,671	2,130,671
Distributions	-	-	(1,803,937)	(1,803,937)
Balance, December 31, 2016	$-	10,116	642,847	652,963

The accompanying notes are an integral part of the financial statements.

MERTZCO, INC.

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2016

Cash provided by (applied to) operating activities:
Net income	$2,130,671
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,281
Changes in:
Accounts receivable	(184,166)
Prepaid expenses	(31,418)
Accounts payable	6,957
Credit cards payable	18,302
Accrued expenses	29,210
Related party payable	18,182
Income taxes payable	5,530
Deferred rent	602

2,003,151

Cash applied to investing activities -
Purchase of property and equipment	(154,979)

Cash applied to financing activities -
Distributions	(1,803,937)

Net increase in cash	44,235

Cash, beginning of year	83,690

Cash, end of year	$127,925

Other cash flow information -
Income taxes paid	$21,952

The accompanying notes are an integral part of the financial statements.

MERTZCO, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

MertzCo, Inc. (d/b/a CardConnect) (Company), an Illinois Corporation, is a distribution partner of CardConnect, LLC and other payment processors. The Company is an independent sales organization that connects merchants from different industries and from across the United States of America with payment processors.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents. The Company does not have any cash equivalents as of December 31, 2016.

Accounts Receivable

The Company carries its accounts receivable at the outstanding principal balance adjusted for the allowance for doubtful accounts. Management analyzed receivables as of December 31, 2016 and considers all to be collectible. As a result of management's analysis, no provision for bad debts has been established.

Property and Equipment

The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the term of the related lease or the estimated useful lives of the assets. Depreciation and amortization are computed under the straight-line method or other accelerated methods. The useful lives of property and equipment for purposes of computing depreciation and amortization are as follows:

Office furniture and fixtures	5 - 10 years
Vehicle	5 years
Computers and equipment	5 - 7 years
Leasehold improvements	25 - 39 years

Depreciation and amortization expense of property and equipment charged to operations was $9,281 for the year ended December 31, 2016.

Deferred Rent

The Company's primary operating lease contains predetermined fixed increases of the minimum rentals during the initial lease term. For this lease, the Company recognizes the related rental expense on a straight-line basis over the noncancelable term of the lease. The Company records the difference between the straight-line expense and actual rent paid as deferred rent on the balance sheet.

MERTZCO, INC.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Advertising

The Company expenses advertising costs as incurred. Advertising expense was $38,143 for the year ended December 31, 2016.

Revenue Recognition

Sales are generated from residuals earned on fees charged by payment processors to merchants on payment processing transactions. Sales are recognized at the time merchant transactions are processed.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company maintains its cash in bank deposits which, at times, may exceed federally insured limits. The Company believes it is not exposed to any significant credit risk on cash.

Income Taxes

The stockholder of MertzCo, Inc. has elected treatment as an S Corporation under the Internal Revenue Code. Under this election the liability for payment of federal income taxes on earnings becomes the liability of the stockholder. The Company is, however, subject to certain state income taxes.

Adoption of Accounting Policy – Going Concern Evaluation

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15 Presentation of Financial Statements – Going Concern (Subtopic 205-40). For the period ended December 31, 2016, the Company adopted ASU No. 2014-15, which requires management to assess, for each interim and annual reporting period, whether adverse conditions or events, considered in the aggregate, raise substantial doubt about the Company's ability to continue as a going concern for the one-year period following the date the financial statements are available for issue. ASU No. 2014-15 also requires management to consider whether it is probable that their plans to mitigate identified adverse conditions or events will be effectively implemented and whether it is probable that, if implemented, their plans will mitigate the identified conditions or events that raised substantial doubt.

MERTZCO, INC.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Adoption of Accounting Policy – Going Concern Evaluation, Continued

In addition, ASU No. 2014-15 requires disclosures be made in periods when substantial doubt is raised. Management's assessment did not identify any conditions or events which raise substantial doubt about the Company's ability to continue as a going concern for the period from March 29, 2017 to March 29, 2018.

Adoption of Accounting Policy – Variable Interest Entities

In March 2014, FASB issued ASU No. 2014-07, Consolidation (Topic 810): Applying Variable Interest Entities Guidance to Common Control Leasing Arrangements. The Company has adopted ASU No. 2014-07 for the year ended December 31, 2016. As discussed in Note 4, the Company leases its facility from an entity owned by the stockholder of the Company. The leasing entity was created for the purpose of owning the Company's operating facility and leasing it to the Company for use in the Company's normal operations. The leasing entity has not been consolidated with the Company as of December 31, 2016. The Company believes that its maximum exposure to loss as a result of its involvement with this entity as of December 31, 2016 is immaterial to the Company's results of operations and financial position.

New Accounting Standard – Revenue from Contracts

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Accounting Standards Codification 605, Revenue Recognition. ASU No. 2014-09 provides for a single five-step model to be applied to all revenue contracts with customers. ASU No. 2014-09 also requires additional financial statement disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments. ASU No. 2014-09 is effective for annual reporting periods beginning after December 15, 2018. Early adoption is permitted for annual reporting periods beginning after December 15, 2016. The Company is currently evaluating the methods of adoption allowed by ASU No. 2014-09 and the effect that ASU No. 2014-09 is expected to have on its financial position, results of operations and cash flows and related disclosures.

MERTZCO, INC.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

New Accounting Standard – Leases

In February 2016, FASB issued ASU No. 2016-02, Leases, which is intended to improve financial reporting about leasing transactions. ASU No. 2016-02 requires that leased assets be recognized as assets on the balance sheet and the liabilities for the obligations under the lease also be recognized on the balance sheet. ASU No. 2016-02 requires disclosures to help investors and other financial statement users better understand the amount, timing and uncertainty of cash flows arising from leases. The required disclosures include qualitative and quantitative requirements. ASU No. 2016-02 is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted. ASU No. 2016-02 must be adopted using a modified retrospective transition, and provides for certain practical expedients. Transition will require application of the new guidance at the beginning of the earliest comparative period presented. The Company is currently evaluating the methods of adoption allowed by ASU No. 2016-02 and the effect that ASU No. 2016-02 is expected to have on its financial position, results of operations and cash flows and related disclosures.

Subsequent Events

Subsequent events have been evaluated through March 29, 2017, the date that the financial statements were available for issue.

NOTE 3 - ACCRUED EXPENSES

Accrued expenses as of December 31, 2016 consisted of the following.

Accrued commissions	$316,757
Accrued wages	14,360
$331,117

NOTE 4 - OPERATING LEASE

The Company leases its operating facility from a related party (See Note 7) under an operating lease which requires monthly rental payments of $3,125 subject to 2% annual increases and expires February 28, 2022. Additionally, the lease requires the Company to be responsible for its proportionate share of the real estate taxes, all utilities, repairs and maintenance of the facilities and adequate insurance on the facilities.

Rent expense included in operations under this lease agreement totaled $41,061 for the year ended December 31, 2016.

MERTZCO, INC.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 4 - OPERATING LEASE, CONTINUED

The aggregate future minimum lease commitment on this lease as of December 31, 2016 is as follows:

2017	$41,268
2018	42,093
2019	42,935
2020	43,794
2021	44,670
Subsequent years	7,469
$222,229

NOTE 5 - INCOME TAXES

The Company has evaluated the tax positions taken for all open tax years. Currently, the 2013, 2014 and 2015 tax years are open and subject to examination by the Internal Revenue Service and Illinois Department of Revenue; however, the Company is not currently under audit nor has the Company been contacted by any of these jurisdictions.

Based on the evaluation of the Company's tax positions, management believes all positions taken would be upheld under an examination; therefore, no provision for the effects of uncertain tax positions has been recorded for the year ended December 31, 2016.

NOTE 6 - MAJOR CUSTOMER

The Company derived approximately 73% of its total revenue from one customer for the year ended December 31, 2016. Accounts receivable from this customer were approximately 82% of total accounts receivable as of December 31, 2016.

NOTE 7 - RELATED PARTY

The Company leases office space from an entity related through common ownership. The Company made payments totaling $22,276 for rent expense to the related party during the year ended December 31, 2016. The Company has a related party payable related to cumulative delayed rent payments of $93,061 as of December 31, 2016.